Exhibit 99.1

Pulse Biosciences Reports Fourth Quarter & Full Year 2022 Financial Results

HAYWARD, Calif. [Business Wire] – March 30, 2023 – Pulse Biosciences, Inc. (Nasdaq: PLSE), a company leveraging its novel and proprietary nanosecond pulsed field ablation (nsPFA™) technology for electrophysiology and the treatment of atrial fibrillation, today announced financial results for the fourth quarter and full year ended December 31, 2022.

Company Updates

●	Announced the progression of its corporate strategy elevating the focus on the development of nsPFA delivery devices, including a clamp and catheter, for cardiac ablation to treat atrial fibrillation (AF) in both the surgical and electrophysiology lab settings. Current company focus:
	○	Develop and advance the cardiac clamp through the appropriate FDA regulatory path
	○	Complete all catheter product and regulatory milestones required to treat patients
●	Completed cardiac ablation clamp commercial design. Pre-submission meeting with FDA planned for 2Q23 to discuss the regulatory requirements.
●	Advanced development of the nsPFA cardiac ablation catheter system intending to pursue a first-in-human safety feasibility study.
●	AF Symposium poster presentation demonstrated the ability of the Company’s nsPFA catheter system to perform cardiac ablation and mapping with a single catheter in preclinical studies.
●

Reduced fourth quarter 2022 cash usage to $8.0 million dollars, a reduction of $2.6 million compared to the third quarter of 2022 and in-line with prior guidance, and cash on hand is expected to be sufficient to fund planned operations into the third quarter of 2024.

●	Extended the maturity date of the loan facility from Robert Duggan to September 2024.

“As a bioelectric medicine company committed to health innovation, shifting our focus to the treatment of atrial fibrillation is intended to maximize the benefit our technology can provide patients and the value we can create as a company. Based on our preclinical evidence, we believe the delivery of nsPFA utilizing the CellFX System with our clamp and catheter devices will offer a differentiated and improved safety and efficacy profile for cardiac ablation,” said Kevin Danahy, Chief Executive Officer of Pulse Biosciences. “In 2023 we will remain laser focused on advancing the development and regulatory progress for both devices.”

Fourth Quarter 2022 Results

As a result of the discontinuation of commercial dermatology activity there was no revenue recognized in the fourth quarter of 2022.

Total GAAP cost and expenses, representing cost of revenues, research and development, sales and marketing, and general and administrative expenses, for the three months ended December 31, 2022 were $8.7 million, compared to $16.3 million for the prior year period. Non-GAAP cost and expenses for the three months ended December 31, 2022 were $7.7 million compared to $12.3 million in the prior year period.

GAAP net loss for the three months ended December 31, 2022 was ($9.2) million compared to ($15.4) million for the three months ended December 31, 2021. Non-GAAP net loss for the three months ended December 31, 2022 was ($8.1) million compared to ($11.5) million for the three months ended December 31, 2021.

Full Year 2022 Results

Revenue for 2022 was $700 thousand driven mainly by commercial dermatology activity in the first half of the year.

Total GAAP costs and expenses, representing cost of revenues, research and development, sales and marketing and general and administrative expenses, for 2022 were $58.8 million, compared to $64.4 million in 2021. Non-GAAP cost and expenses for 2022 were $51.3 million compared to $48.7 million in the prior year.

GAAP net loss for the full year of 2022 was ($58.5) million compared to ($63.7) million for 2021. Non-GAAP net loss for 2022 was ($51.1) million compared to ($47.9) million in 2021.

Cash, cash equivalents and investments totaled $61.1 million as of December 31, 2022 compared to $28.6 million as of December 31, 2021 and $69.2 million as of September 30, 2022. Cash used in the fourth quarter of 2022 totaled $8.0 million compared to $13.4 million used in the same period in the prior year and $10.6 million used in the third quarter of 2022. Excluding net proceeds from financing, cash used in the full year of 2022 totaled $47.3 compared to $52.9 million used in 2021.

Reconciliations of GAAP to non-GAAP cost and expenses and net loss have been provided in the tables following the financial statements in this press release. An explanation of these measures is also included below under the heading “Non-GAAP Financial Measures.”

Webcast and Conference Call Information

Pulse Biosciences’ management will host a conference call today, March 30, 2022, beginning at 1:30pm PT. Investors interested in listening to the conference call may do so by dialing 1-877-704-4453 for domestic callers or 1-201-389-0920 for international callers. A live and recorded webcast of the event will be available at https://investors.pulsebiosciences.com/.

About Pulse Biosciences®

Pulse Biosciences is a novel bioelectric medicine company committed to health innovation that has the potential to improve the quality of life for patients. The Company’s proprietary Nanosecond Pulsed Field Ablation (nsPFA) technology delivers nano-second pulses of electrical energy to non-thermally clear cells while sparing adjacent non-cellular tissue. The Company is actively pursuing the development of its nsPFA technology for use in electrophysiology and the treatment of atrial fibrillation. Visit pulsebiosciences.com to learn more.

Pulse Biosciences, CellFX, Nano-Pulse Stimulation, NPS, nsPFA and the stylized logos are among the trademarks and/or registered trademarks of Pulse Biosciences, Inc. in the United States and other countries.

Non-GAAP Financial Measures

In this press release, in order to supplement the Company’s condensed consolidated financial statements presented in accordance with Generally Accepted Accounting Principles, or GAAP, management has disclosed certain non-GAAP financial measures for the statement of operations. The Company believes that an evaluation of its ongoing operations (and comparisons of its current operations with historical and future operations) would be difficult if the disclosure of its financial results were limited to financial measures prepared in accordance with GAAP. As a result, the Company is disclosing certain non-GAAP results in order to supplement investors’ and other readers’ understanding and assessment of the Company’s financial performance. Company management uses these measurements as aids in monitoring the Company’s ongoing financial performance from quarter to quarter, and year to year, on a regular basis and for financial and operational decision-making. Non-GAAP adjustments include stock-based compensation, depreciation and amortization and restructuring charges. From time to time in the future, there may be other items that the Company may exclude if the Company believes that doing so is consistent with the goal of providing useful information to management and investors. The Company has provided a reconciliation of each non-GAAP financial measure used in this earnings release to the most directly comparable GAAP financial measure. Investors are cautioned that there are a number of limitations associated with the use of non-GAAP financial measures as analytical tools. Investors are encouraged to review these reconciliations, and not to rely on any single financial measure to evaluate the Company’s business.

Non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies, which could reduce the usefulness of the Company’s non-GAAP financial measures as tools for comparison. Investors and other readers are encouraged to review the related GAAP financial measures and the reconciliation of non-GAAP measures to their most directly comparable GAAP measures set forth below and should consider non-GAAP measures only as a supplement to, not as a substitute for or as a superior measure to, measures of financial performance prepared in accordance with GAAP. Non-GAAP financial measures in this earnings release exclude the following:

Non-cash expenses for stock-based compensation. The Company has excluded the effect of stock-based compensation expenses in calculating the Company’s non-GAAP cost and expenses and net loss measures. Although stock-based compensation is a key incentive offered to employees, the Company continues to evaluate its business performance excluding stock-based compensation expenses. The Company records stock-based compensation expense related to grants of performance and time-based options. Depending upon the size, timing and terms of the grants, as well as the probability of achievement of performance-based awards, this expense may vary significantly but will recur in future periods. The Company believes that excluding stock-based compensation better allows for comparisons from period to period.

Depreciation and amortization. The Company has excluded depreciation and amortization expense in calculating its non-GAAP cost and expenses and net loss measures. Depreciation and amortization are non-cash charges to current operations.

Restructuring charges. The Company has excluded restructuring charges in calculating its non-GAAP cost and expenses and net loss measures. Restructuring programs involve discrete initiatives designed to improve operating efficiencies and include employee termination, contract termination, and other exit costs associated with the restructuring program. The Company believes that excluding discrete restructuring charges allows for better comparisons from period to period.

Forward-Looking Statements

All statements in this press release that are not historical are forward-looking statements, including, among other things, statements relating to the effectiveness of the Company’s nsPFA technology and CellFX System to non-thermally clear cells while sparing adjacent non-cellular tissue, statements concerning the Company’s expected product development efforts, such as advancement of its cardiac clamp through the appropriate FDA regulatory path and possible initiation of a first-in-human safety feasibility study of its nsPFA cardiac ablation catheter system, statements concerning the Company’s future regulatory strategies and possible government clearances and approvals, statements concerning customer adoption and future use of the CellFX System to address a range of conditions such as atrial fibrillation, statements about the Company’s future financing opportunities and operating expenses, and Pulse Biosciences’ expectations, whether stated or implied, regarding whether the Company’s nsPFA technology will become a disruptive treatment option for treating cardiac arrhythmias and whether future clinical studies will show the CellFX System is safe and effective to treat atrial fibrillation or any other medical condition, and other future events. These statements are not historical facts but rather are based on Pulse Biosciences’ current expectations, estimates, and projections regarding Pulse Biosciences’ business, operations and other similar or related factors. Words such as “may,” “will,” “could,” “would,” “should,” “anticipate,” “predict,” “potential,” “continue,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” and other similar or related expressions are used to identify these forward-looking statements, although not all forward-looking statements contain these words. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties, and assumptions that are difficult or impossible to predict and, in some cases, beyond Pulse Biosciences’ control. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in Pulse Biosciences’ filings with the Securities and Exchange Commission. Pulse Biosciences undertakes no obligation to revise or update information in this release to reflect events or circumstances in the future, even if new information becomes available.

Investor Contacts:

Pulse Biosciences

Kevin Danahy, Chief Executive Officer

510.241.1077

IR@pulsebiosciences.com

or
Gilmartin Group
Philip Trip Taylor

415.937.5406
philip@gilmartinir.com

PULSE BIOSCIENCES, INC.

Condensed Consolidated Balance Sheets

(In thousands, except per share amounts)

(Unaudited)

	December 31,	December 31,
	2022	2021
ASSETS
Current assets:
Cash and cash equivalents	$61,139	$28,614
Accounts Receivable	—	61
Inventory	—	5,824
Prepaid expenses and other current assets	1,008	2,131
Total current assets	62,147	36,630

Property and equipment, net	1,961	2,462
Intangible assets, net	2,551	3,216
Goodwill	2,791	2,791
Right-of-use assets	8,062	8,785
Other assets	365	365
Total assets	$77,877	$54,249

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$1,573	$2,904
Accrued expenses	2,595	4,389
Deferred revenue	—	16
Lease liability, current	896	774
Note payable, current	—	436
Related party note payable, current	917	—
Total current liabilities	5,981	8,519

Lease liability, less current	9,144	10,040
Related party note payable, current	65,000	—
Total liabilities	80,125	18,559

Stockholders’ equity:
Preferred stock, $0.001 par value; authorized – 50,000 shares; no shares issued and outstanding	—	—
Common stock, $0.001 par value; authorized – 500,000 shares; issued and outstanding – 37,235 shares and 29,716 shares at December 31, 2022 and December 31, 2021, respectively	37	29
Additional paid-in capital	292,420	271,861
Accumulated other comprehensive income (loss)	—	—
Accumulated deficit	(294,705)	(236,200)
Total stockholders’ (deficit) equity	(2,248)	35,690
Total liabilities and stockholders’ equity	$77,877	$54,249

PULSE BIOSCIENCES, INC.

Condensed Consolidated Statements of Operations and Comprehensive Loss

(In thousands, except per share amounts)

(Unaudited)

	Three-Month Periods Ended		Twelve-Month Periods Ended
	December 31,		December 31,
	2022	2021	2022	2021
Revenues:
Product revenues	$(9)	$844	$700	$1,418
Total revenues	(9)	844	700	1,418
Cost and expenses:
Cost of revenues	1,291	1,241	11,944	1,968
Research and development	4,095	5,658	20,839	28,640
Sales and marketing	768	4,054	12,019	14,751
General and administrative	2,582	5,301	13,955	19,073
Total cost and expenses	8,736	16,254	58,757	64,432
Loss from operations	(8,745)	(15,410)	(58,057)	(63,014)
Other expense:
Interest expense, net	(452)	(6)	(448)	(646)
Total other expense	(452)	(6)	(448)	(646)
Net loss	(9,197)	(15,416)	(58,505)	(63,660)
Other comprehensive gain:
Unrealized gain on available-for-sale securities	—	—	—	1
Comprehensive loss	$(9,197)	$(15,416)	$(58,505)	$(63,659)
Net loss per share:
Basic and diluted net loss per share	$(0.25)	$(0.52)	$(1.72)	$(2.28)
Weighted average shares used to compute net loss per common share — basic and diluted	37,229	29,637	33,935	27,964

	Three-Month Periods Ended		Twelve-Month Periods Ended
	December 31,		December 31,
Stock Based Compensation Expense:	2022	2021	2022	2021
Cost of revenues	$13	$92	$217	$129
Research and development	323	625	1,563	5,211
Sales and marketing	(39)	423	733	2,749
General and administrative	451	2,471	2,678	6,512
Total stock-based compensation expense	$748	$3,611	$5,191	$14,601

PULSE BIOSCIENCES, INC.

Consolidated Revenue Financial Highlights

(In thousands)

(Unaudited)

	Three-Month Periods Ended				Twelve-Month Periods Ended
	December 31,				December 31,
	2022		2021		2022		2021
Revenue by category:
Systems	$(16)	178%	$699	83%	$560	80%	$1,189	84%
Cycle units	7	-78%	145	17%	140	20%	229	16%
Total revenue	$(9)	100%	$844	100%	$700	100%	$1,418	100%

Revenue by geography:
North America	$(9)	100%	$777	92%	$517	74%	$1,182	83%
Rest of World	—	0%	67	8%	183	26%	236	17%
Total revenue	$(9)	100%	$844	100%	$700	100%	$1,418	100%

Reconciliation of GAAP to Non-GAAP Financial Measures

The following table presents the reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures:

(In thousands)

(Unaudited)

	Three-Month Periods Ended		Twelve-Month Periods Ended
	December 31,		December 31,
	2022	2021	2022	2021
Reconciliation of GAAP to non-GAAP Cost of revenues:
GAAP Cost of revenues	$1,291	$1,241	$11,944	$1,968
Less: Stock-based compensation expense	(13)	(92)	(217)	(129)
Less: Depreciation and amortization	(3)	(3)	(18)	(6)
Less: Restructuring	—	—	(43)	—
Non-GAAP Cost of revenues	$1,275	$1,146	$11,666	$1,833

Reconciliation of GAAP to non-GAAP Research and development:
GAAP Research and development	$4,095	$5,658	$20,839	$28,640
Less: Stock-based compensation expense	(323)	(625)	(1,563)	(5,211)
Less: Depreciation and amortization	(78)	(45)	(281)	(168)
Less: Restructuring	—	—	(177)	—
Non-GAAP Research and development	$3,694	$4,988	$18,818	$23,261

Reconciliation of GAAP to non-GAAP Sales and marketing:
GAAP Sales and marketing	$768	$4,054	$12,019	$14,751
Less: Stock-based compensation expense	39	(423)	(733)	(2,749)
Less: Depreciation and amortization	(10)	(5)	(53)	(5)
Less: Restructuring	—	—	(598)	—
Non-GAAP Sales and marketing	$797	$3,626	$10,635	$11,997

Reconciliation of GAAP to non-GAAP General and administrative:
GAAP General and administrative	$2,582	$5,301	$13,955	$19,073
Less: Stock-based compensation expense	(451)	(2,471)	(2,678)	(6,512)
Less: Depreciation and amortization	(245)	(244)	(1,003)	(966)
Less: Restructuring	—	—	(60)	—
Non-GAAP General and administrative	$1,886	$2,586	$10,214	$11,595

Reconciliation of GAAP to non-GAAP Cost and expenses:
GAAP Cost and expenses	$8,736	$16,254	$58,757	$64,432
Less: Stock-based compensation expense	(748)	(3,611)	(5,191)	(14,601)
Less: Depreciation and amortization	(336)	(297)	(1,355)	(1,145)
Less: Restructuring	—	—	(878)	—
Non-GAAP Cost and expenses	$7,652	$12,346	$51,333	$48,686

Reconciliation of GAAP to non-GAAP Net loss:
GAAP Net loss	$(9,197)	$(15,416)	$(58,505)	$(63,660)
Add: Stock-based compensation expense	748	3,611	5,191	14,601
Add: Depreciation and amortization	336	297	1,355	1,145
Add: Restructuring	—	—	878	—
Non-GAAP Net loss	$(8,113)	$(11,508)	$(51,081)	$(47,914)